M Fund, Inc.
Supplement dated as of October 12, 2009, to the
Prospectus dated April 30, 2009

On June 15, 2009, the Board of Directors of M Fund, Inc. (the “Company”) approved the appointment of DSM Capital Partners LLC to replace Turner Investment Partners, Inc. as the sub-adviser of the Turner Core Growth Fund.  The Directors also approved a change in the name of Turner Core Growth Fund to M Large Cap Growth Fund.  An information statement regarding these changes, in combination with the proxy statement for the approval of Directors and an amendment to the investment advisory agreement for the Turner Core Growth Fund, was mailed to shareholders on September 11, 2009.  These changes went into effect upon the shareholder’s approval of the amendment to the investment advisory agreement for the Turner Core Growth Fund, which occurred on October 12, 2009.

Effective immediately, all references in the Prospectus to the “Turner Core Growth Fund” are replaced with references to the “M Large Cap Growth Fund.”  Also effective immediately, all references in the Prospectus to Turner Investment Partners, Inc. are replaced with references to DSM Capital Partners LLC.

The sub-section “Its Principal Investment Strategies” within the section “Turner Core Growth Fund” on page 7 of the Prospectus is replaced in its entirety with the following:

Q. What is the M Large Cap Growth Fund’s principal investment strategy?

A. The Fund’s sub-adviser, DSM Capital LLC, (“DSM”) uses a “bottom-up,” idea-driven approach and focuses on a long-term (three year minimum) investment horizon.  This means that portfolio managers and equity analysts identify companies, one-by-one, which exhibit certain quality characteristics.  Correspondingly, while DSM is cognizant of “macro” trends in the U.S. and world economy, as well as business trends in the broad sectors of the economy (so-called “top-down” analysis), investment decisions are primarily based on company fundamentals.

DSM specializes in investing in growing businesses with solid fundamentals, attractive profitability, and successful managements.  Companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than the average S&P 500 business.  Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals.

By focusing on company fundamentals and using a proprietary valuation discipline, DSM tries to capture various short- and medium-term inefficiencies in the market whereby quality streams of earnings and cash flows are selling for less than DSM believes they should.  DSM’s in-depth knowledge of thorough fundamental analysis, the compact nature of its investment team, the quality of the information flow within the company and the speed of decision-making allows DSM to take advantage of typical mispricings of the securities.

DSM’s eight portfolio managers/research analysts work closely together such that there is one research effort.  The research process, in addition to covering portfolio and “on-deck” holdings, involves working up new ideas in a “peeling of the onion” process between the portfolio manager/analyst and the senior portfolio managers until the idea is rejected or accepted.

DSM screens for growth ideas by searching databases representing thousands of companies, using various quality criteria, including revenue growth, earnings growth, free cash flow, profitability, use of debt, and earnings misses.

In researching existing holdings and candidate companies, DSM employs proprietary work including extensive use of “expert interviews” with knowledgeable third parties in every industry and sub-industry studied by the firm.  DSM portfolio manager/analysts also attend a wide variety of industry-sponsored conferences.  DSM also contracts with survey research firms to conduct proprietary surveys on relevant issues within certain industries.  Importantly, DSM believes that the  research work on each holding and candidate company is a continuing process designed to keep up with evolving issues, such as markets, global competition and economic conditions that can “change the game” for companies and entire industries.

The fourth bullet in the sub-section “The Key Risks” within the section “Turner Core Growth Fund” on page 7 of the Prospectus is replaced with the following:

•	because the portfolio comprises 25 to 35 holdings, which is less diversified than the overall stock market; or

The following text is added to the end of the first paragraph and the sixth paragraph in the sub-section “The Fund’s Performance” within the section “Turner Core Growth Fund” on page 8 of the Prospectus:

The performance prior to October 12, 2009 reflects the performance results obtained under a different Sub-Adviser using different investment strategies.  Had the current Sub-Adviser and investment strategies been in place during the period shown, the performance results may have been different.

The table and accompanying footnotes in the sub-section “Annual Fund Operating Expenses (expenses that are deducted from Fund Assets” within the section “Turner Core Growth Fund” on page 9 of the Prospectus is replaced with the following:

Management Fee1	0.60%
Distribution (12b-1) Fee	None
Other Expenses2	0.25%
Total Annual Fund Operating Expenses3	0.85%

1 Effective October 12, 2009, the management fee of the Fund increased from 0.45% of the Fund’s average daily net assets to 0.65% of the first $50 million, 0.60% of the next $50 million and 0.55% of amounts in excess of $100 million of the average daily net assets of the Fund.  The management fee was estimated based upon the net assets of the Fund as of December 31, 2008.

2 For the period from May 1, 2009 to April 30, 2010, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.  Fees and expenses shown are for the year ended December 31, 2008.  Future fees and expenses may be different.

3 Expenses have been restated to reflect current fees.

The table in the sub-section “Example” within the section “Turner Core Growth Fund” on page 9 of the Prospectus is replaced in its entirety with the following:

1 year	3 years	5 years	10 years
$87	$271	$471	$1,049

The first sentence in the sub-section “Do the Funds Engage in Active Trading of Securities?” within the section “Investment Strategies and Risks” on page 16 of the Prospectus is replaced with the following:

The Business Opportunity Value Fund may engage in active and frequent trading to achieve their investment goals.

The first and second paragraph in the sub-section “Additional Information About the Funds – Turner Core Growth Fund” within the section “Investment Strategies and Risks” on page 17 of the Prospectus are replaced with the following:

Generally, the M Large Cap Growth Fund will be fully invested and will typically consist of 25 to 35 securities.

The Fund may invest:

•	up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depository Receipts (ADRs); and

•  in companies with market capitalizations of $1.0 billion or more.

The table following the fifth paragraph in the sub-section “Investment Adviser” within the section “Management of the Funds” on page 21 of the Prospectus is revised as follows with regard to the Turner Core Growth Fund:
Fund	Fee to the Adviser (as a % of average daily net assets)
M Large Cap Growth Fund*	0.45%

*Effective October  12, 2009, the aggregate fee rate payable to the Adviser increased from 0.45% of the Fund’s average daily net assets to 0.65% of the first $50 million, 0.60% of the next $50 million and 0.55% of amounts in excess of $100 million of the Fund’s average daily net assets.

The sub-section “Subadvisers – Turner Investment Partners, Inc.” within the section “Management of the Funds” on page 22 of the Prospectus is replaced in its entirety as follows:

DSM Capital Partners, LLC (DSM)
320 East Main Street, Mount Kisco, NY 10549

Sub-Adviser to the M Large Cap Growth Fund

DSM Capital has provided investment advisory services to institutions and individuals since January 2002.  DSM has been an SEC registered Investment Adviser since August 2001.  As of December 31, 2008, DSM managed approximately $1.2 billion of assets.

A team of investment professionals manages the M Large Cap Growth Fund, including the two senior portfolio managers, Daniel Strickberger and Stephen E. Memishian, CFA.  Other members of the team include portfolio manager/equity analysts Justin Burk, CFA, Paul Matlow, CFA, David McVey, CFA, Steve Tish, Eric Woodworth, CFA, and equity analyst Pinaki Kar.  Stephen Memishian and Daniel Strickberger founded DSM in February 2001 and have served as co-Managing Members and co-Chief Investment Officers since that time.  Paul Matlow, David McVey and Eric Woodworth joined DSM in 2001 as a portfolio manager/equity analysts. Justin Burk joined DSM in 2002 as a portfolio manager/equity analyst.  Steve Tish joined DSM in 2007 as a portfolio manager/equity analyst.  Prior to that Mr. Tish served as partner at Panacea Asset Management from 2005 to 2007, and a partner and portfolio manager/equity analyst at Millennium Partners from 2003 to 2005.  Pinaki Kar joined DSM in 2008 as a portfolio manager/equity analyst.  Prior to that Mr. Kar served as associate director at Novartis AG from 2006 to 2008 and Bristol-Myers Squibb from 2005 to 2006.

M Fund, Inc.
Supplement dated as of October 12, 2009, to the
Statement of Additional Information dated April 30, 2009

Effective immediately, all references in the Statement of Additional Information (the “SAI”) to the “Turner Core Growth Fund” are replaced with references to the “M Large Cap Growth Fund.”  Also effective immediately, all references in the SAI to Turner Investment Partners, Inc. are replaced with references to DSM Capital Partners LLC.

The first paragraph of the section “Investment Advisory and Other Services – Investment Advisory Agreement” on page 25 of the SAI is replaced with the following language:

The Adviser has entered into an investment advisory agreement with the Company under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Company's Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Sub-Advisers.  The Board approved an amendment to the investment advisory agreement with the Company, on behalf of the M Large Cap Growth Fund, to increase advisory fee payable for the Fund.  Shareholders of the M Large Cap Growth Fund approved the amendment to the investment advisory agreement at a special shareholder meeting held on October 12, 2009.  The Adviser, on behalf of the Company, has entered into sub-advisory agreements with (i) Brandes Investment Partners, L.P. with respect to the Brandes International Equity Fund, (ii) DSM Capital Partners LLC with respect to the M Large Cap Growth Fund, (iii) Frontier Capital Management Company, LLC with respect to the Frontier Capital Appreciation Fund and (iv) Iridian Asset Management, LLC with respect to the Business Opportunity Value Fund.  The Board approved a new sub-advisory agreement with Iridian Asset Management, LLC effective upon a change in control of Iridian, which occurred on June 30, 2009.  The Board also approved a new sub-advisory agreement with DSM Capital Partners LLC to replace Turner Investment Partners, Inc.  The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business.  The Adviser also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administrator, and accounting services agent.  The Adviser is also responsible for overseeing the Company's compliance with the requirements of applicable law and with each Fund's investment objective, policies, and restrictions.  The Sub-Advisers provide the day-to-day portfolio management for the respective Funds.

The table following the fourth paragraph of the section “Investment Advisory and Other Services – Investment Advisory Agreement” with regard to the Turner Core Growth Fund on page 25 of the SAI is revised as follows:

Fund	Advisory Fee
M Large Cap Growth Fund*	0.65% of the first $50 million 0.60% of the next $50 million 0.55% on amounts in excess of $100 million

* Prior to October 12, 2009, the fee payable to the Adviser for the Fund was 0.45% of the average daily net assets of the Fund.

The section “Investment Advisory and Other Services – Sub-Advisers” with regard to Turner Investment Partners, Inc. on pages 29 and 30 of the SAI is replaced with the following language:

DSM Capital Partners LLC

DSM Capital Partners LLC (“DSM”), Sub-Adviser to the M Large Cap Growth Fund, is located at 320 East Main Street, Mount Kisco, NY 10549.  DSM is independent and employee-owned.  DSM's investment team is responsible for the day-to-day management of the Fund under the direction of co-CIOs Daniel Strickberger and Stephen Memishian.  Other members of the team include portfolio manager/equity analysts Justin Burk, CFA, Paul Matlow, CFA, David McVey, CFA, Steve Tish, Eric Woodworth, CFA, and equity analyst Pinaki Kar.  As of September 30, 2009, each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Stephen E. Memishian	3	$129 million	N/A	N/A	377	$1,903 million

Daniel B. Strickberger	3	$129 million	N/A	N/A	377	$1,903 million

Justin T. Burk	3	$129 million	N/A	N/A	377	$1,903 million

Pinaki Kar	3	$129 million	N/A	N/A	377	$1,903 million

Paul C. Matlow	3	$129 million	N/A	N/A	377	$1,903 million

David M. McVey	3	$129 million	N/A	N/A	377	$1,903 million

Steven D. Tish	3	$129 million	N/A	N/A	377	$1,903 million

Eric F. Woodworth	3	$129 million	N/A	N/A	377	$1,903 million

As of September 30, 2009, none of the members of the DSM investment team managed any accounts for which an advisory fee based on the account’s performance is earned.

Conflicts of Interest

As is typical for many money managers, potential conflicts of interest may arise related to DSM’s management of accounts, including the Fund, where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side-by-side management of accounts with performance-based fees,  and relating to a variety of other circumstances. In all cases, however, DSM believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.  Please also see DSM’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

Compensation

DSM’s investment professionals receive a base salary commensurate with their level of experience.  DSM’s goal is to maintain base salaries and bonus compensation competitive with the broad investment industry (including alternative investment firms).  Bonus compensation, which is a multiple of base salary, is based on an employee’s long-term performance.  Each individual’s contribution to fundamental research, valuation work and portfolio management is considered, both within and beyond the portfolio.  Collaboration is expected and rewarded at DSM.  Importantly, the entire investment team, as well as other employees of the firm, are also shareholders in DSM.  This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

Portfolio managers/analysts, along with all other DSM employees, are reviewed on an annual basis.  DSM’s co-founders, Stephen E. Memishian and Daniel Strickberger, are responsible for setting base salaries, bonus compensation and share ownership amounts.

As of October 12, 2009, none of the members of the DSM investment team beneficially owned any shares of the M Large Cap Growth Fund.

The table in the section “Investment Advisory and Other Services – Sub-Advisory Fees” with regard to Turner Core Growth Fund on page 32 of the SAI is revised as follows:

Fund	Sub-Advisory Fee
M Large Cap Growth Fund*	0.50% on the first $50 million 0.45% on the next $50 million 0.40% on amounts above $100 million

* Prior to October 12, 2009, Turner Investment Partners, Inc. served as the Sub-Adviser to the Fund for a fee of 0.45% of the average daily net assets of the Fund.

The proxy voting policy of Turner Investment Partners, Inc. on pages 17 to 18 of “Appendix A” in the SAI is replaced in its entirety with the following:

DSM CAPITAL PARTNERS
PROXY VOTING POLICY

DSM Capital Partners LLC ("DSM"), as a matter of policy, votes proxies for pooled investment vehicles that it manages, for ERISA accounts that require the investment manager to vote proxies, and as an accommodation to clients who ask the firm to vote their proxies.  As many clients wish to vote their own proxies, in most cases, DSM does not generally vote proxies.  DSM's standard non-ERISA client agreements include a statement that DSM does not generally vote proxies in the client's account.  Further, DSM does not vote proxies for unsupervised securities, or proxies associated with securities that were transferred to DSM but subsequently sold because the securities were not in DSM’s model portfolio at that time.

As a fiduciary to those clients who have asked DSM to vote proxies, the firm has a responsibility to vote such proxies consistent with the best economic interests of clients.  DSM presently utilizes the services of RiskMetrics Group ("RMG") through its ISS Governance Services to vote all proxies and believes that RMG provides a comprehensive, high quality and objective service.  DSM may choose at any time to utilize an alternative service that it believes to be comparable to RMG.  Were DSM not to contract with a third-party proxy voting service such as RMG, DSM will utilize the following proxy voting guidelines and procedures as to the handling, voting, and reporting of proxy voting, and DSM will make appropriate disclosures concerning the firm’s proxy policy and procedures.

Operational Items

DSM generally supports policies that strengthen shareholders’ rights with regard to: annual and special shareholder meetings, ratification of auditors (unless auditor has a financial interest, has rendered an inaccurate opinion, has poor accounting practices, or if fees for non-audit services are excessive), maintaining shareholders’ ability to vote on transactions, compensation or other general corporate issues that may arise.  DSM will generally vote against proposals where wording is deemed to be too vague or if the proposal encompasses "other business."

Board of Directors

DSM supports policies that allow for strong corporate governance, including a majority of independent directors and key committees that are chaired by independent directors.  Declassified boards are supported and cumulative voting of stock is opposed.  DSM supports liability protections for directors but not protection for gross negligence, willful misconduct or fraud.  DSM prefers stock ownership by boards, but does not require it.

DSM will vote on director nominees on a case-by-case basis, withholding or voting against a nominee for attending less than 75% of meetings, sitting on more than six public company boards, or serving as CEOs of public companies while sitting on boards of more that two public companies besides their own.  DSM also votes against directors who lack accountability and oversight coupled with sustained poor performance.

Proxy Contests

In contested elections, the following is taken into account:  the target company’s long-term financial performance relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees (both slates), stock ownership positions, evaluation of what each side is offering shareholders, and the likelihood that the proposed objectives and goals can be met.  DSM supports confidential voting.

Anti-Takeover Defenses and Voting Related Issues

DSM votes on a case-by-case basis on "advance notice" proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible.  DSM's policy is to oppose proposals that weaken shareholders’ rights in the event of proposed mergers and acquisitions.  DSM supports shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has a shareholder approved poison pill in place or the company has a policy in place concerning the adoption of a poison pill in the future specifying that it will only be adopted if shareholders have approved the plan or the board determines that it is in the best interest of shareholders and it is put to a shareholder vote within 12 months of adoption.  DSM opposes giving the board of directors’ exclusive authority to amend the bylaws, and supports proposals to allow or make easier shareholder actions by written consent.  DSM also opposes proposals that require a supermajority vote and votes for proposals to lower supermajority vote requirements.  DSM supports proposals for shareholders to call special meetings and supports proposals that remove restrictions on the right for shareholders to act independently of management.

Mergers and Corporate Restructuring

For mergers, acquisitions, divestitures, joint ventures, private placements, spin-offs, DSM evaluates the merits and drawbacks of the proposed transaction, taking into consideration at least the following factors:

▪	Valuation - is the value to be received (or paid) reasonable? Emphasis is placed on the offer premium, market reaction and strategic rationale.
▪	Market Reaction - how has the market reacted to the proposed deal?
▪
Strategic Rationale - does the deal make sense strategically?  Cost and revenue synergies should be reasonably achievable.  Management needs to have a favorable track record of successful integration of historical acquisitions.

▪	Negotiations and process - is the process fair and equitable?
▪
Conflicts of interest – will insiders benefit from the transaction disproportionately and inappropriately vs. non-insider shareholders?  Could these interests have influenced certain directors or officers to support or recommend the merger?

▪	Governance - will the combined company have better or worse governance than the current governance profiles of the respective parties to the transaction?
▪	Dilution to existing shareholders
▪	Control issues
▪	Other financial issues

State of Incorporation

DSM votes against proposals to amend the charter to include control share acquisition provisions.  DSM votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.  Reincorporation proposals are supported that are based on sound business reasons and do not infringe upon or weaken shareholders’ rights.  DSM votes against proposals that ask the board to consider non-shareholder constituencies when evaluating a merger or business combination.  DSM votes on a case-by-case basis on proposals to "opt in" or "opt out" of state takeover statutes.

Capital Structure

Proposals to change capital structure are evaluated for their impact and ability to strengthen shareholder rights.  DSM opposes creating new classes of stock with different voting rights, opposes increasing authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill) and opposes increases in common stock that allow for excessive granting of options.  Proposals authorizing new classes of stock with unspecified voting, conversion, dividend distribution, and other rights are opposed.  Proposals that give the board exclusive authority to amends the bylaws are opposed and proposals that give the board, as well as shareholders, the ability to amend the bylaws are supported.

Executive and Director Compensation

DSM supports executive and director compensation policies that appropriately align management incentives with creating long-term shareholder value.  The salaries, annual bonuses and option/restricted stock programs are considered together in determining the reasonableness of compensation packages.  DSM supports salaries that are consistent with industry standards, and annual bonuses that require management to achieve key business metrics that are definable, measurable, and are components to increasing shareholder value through sound business policies.  DSM supports stock compensation programs that limit the dilution to public shareholders while providing incentive to management and directors to increase shareholder value.  DSM generally votes against equity plans if cost is unreasonable.  DSM will oppose restricted stock programs that do not require management to achieve key business metrics that are definable, measurable, and are components to increasing shareholder value through sound business policies.  DSM opposes accelerated vesting of stock options or restricted stock that would result from short-term stock price fluctuations, as well as re-pricing of stock options/stock appreciation rights with prior shareholder approval.  Retirement and health care plans for non-employee directors are opposed.  DSM supports employee stock ownership plans (ESOPs) and 401(k) savings plans for employees.  DSM also supports proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Corporate Social Responsibility Issues

When evaluating social and environmental shareholder proposals, DSM considers the following:

▪	Whether adoption of the proposal is likely to enhance or protect shareholder value;
▪	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
▪	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
▪	Whether the issues presented are more appropriately/effectively dealt with through governmental vs. company-specific action;
▪	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
▪	Whether the company's analysis and voting recommendation to shareholders are professional and persuasive;
▪	What other companies have done in response to the issue addressed in the proposal;
▪	Whether the proposal itself is well-framed and the cost of preparing the report is reasonable;
▪	Whether implementation of the proposal’s request is likely to achieve the proposal’s objectives;
▪	Whether the subject of the proposal is best left to the discretion of the board;
▪	Whether the requested information is available to shareholders either from the company directly or from a public source; and
▪	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Mutual Fund Proxies

DSM does not invest in mutual funds in its clients accounts.

                          Revised June 25, 2009